EXHIBIT 10.1

               AMENDMENT NUMBER SIX TO LOAN AND SECURITY AGREEMENT


           This Amendment Number Six to Loan and Security Agreement ("Amendment") is entered into as of April 30, 2001, among SAMUELS JEWELERS, INC., a Delaware corporation (the "Borrower"), on the one hand, and the financial institutions listed on the signature pages hereof (such financial institutions, together with their respective successors and assigns, are referred to hereinafter each individually as a "Lender" and collectively as the "Lenders"), and FOOTHILL CAPITAL CORPORATION, as Agent ("Agent"), on the other hand.

                                    RECITALS

           A. Borrower, Lenders and Agent have previously entered into that certain Loan and Security Agreement, dated as of October 2, 1998, as amended as of April 15, 1999, August 30, 1999, November 24, 1999, January 25, 2000, and
June 2, 2000 (as amended, the "Agreement").

           B. Borrower, Lenders and Agent desire to amend the Agreement as provided for and on the conditions herein.

           NOW, THEREFORE, Borrower, Lenders and Agent hereby amend certain provisions of the Agreement as follows:

           1. DEFINITIONS. All initially capitalized terms used in this Amendment shall have the meanings given to them in the Agreement unless specifically defined herein.

           2. AMENDMENTS.

           2.1 The following new definitions are hereby added to Section 1.1 of the Loan Agreement:

                               "DDJ" means DDJ Capital Management, LLC.

                               "DDJ Indebtedness" means the Indebtedness of Borrower owing to DDJ and certain other lenders under the DDJ Loan Agreement, which Indebtedness shall not exceed at any one time $29,000,000.

                               "DDJ Intercreditor Agreement" means that certain Intercreditor and Subordination Agreement dated as of April 30, 2001, between Agent and DDJ as agent for the lenders under the DDJ Loan Agreement.

                               "DDJ Loan Agreement" means that certain Loan
           Agreement dated as of April 30, 2001, among Borrower, various lenders now or in the future party thereto, and DDJ as agent for such lenders.

                               "DDJ Security Agreement" means that certain
           Junior Security Agreement, dated as of April 30, 2001, between Borrower and DDJ as agent for the lenders under the DDJ Loan Agreement.

           2.2 Clause (j) of the definition of "Permitted Liens" is hereby amended to read as follows:

                              (j) the Liens on the Collateral in favor of DDJ to secure the DDJ Indebtedness, but only to the extent that such Liens are subordinated pursuant to the DDJ Intercreditor Agreement.

           2.3 The first sentence of the definition of "Tangible Net Worth" is hereby amended by adding the following to the end thereof:

           ; plus (c) the outstanding amount of any DDJ Indebtedness to the extent subordinated pursuant to the Intercreditor Agreement.

           2.4 The third sentence of Section 6.10(d) of the Agreement is hereby amended by inserting the following immediately after the words "sole loss payee" contained therein:

           (provided that such endorsement(s) may also show DDJ as a secondary loss payee entitled to proceeds at such time as Agent has notified the relevant insurer(s) that the Obligations have been paid in full, with DDJ's rights to insurance proceeds further subject to the terms of the Intercreditor Agreement)

           2.5 Section 7.1(b) of the Agreement is hereby amended to read as follows:

                  (b) Indebtedness set forth on Schedule 7.1, the Rauch Notes, and the DDJ Indebtedness to the extent subordinated pursuant to the DDJ Intercreditor Agreement;

           2.6 Section 7.11 of the Agreement is amended by adding the following to the end thereof:

                               "; provided, however, that Borrower may
           repurchase up to an aggregate amount of 15,000 shares of its common stock from Doug Bullock and Dwayne Cooper (collectively the "Holders"), so long as the only consideration for such repurchase is the cancellation of any deferred purchase price remaining to be paid by the Holders to Borrower."

           2.7 Section 7.20(b) of the Agreement is amended in its entirety to read as follows:

                               "(b) Tangible Net Worth. A Tangible Net Worth of at least the following amounts as of the last day of the fiscal quarters of Borrower ending on or about the last day of the following months:

             Month                               Minimum Tangible Net Worth
             -----                               --------------------------
             May 2001                                   $22,122,000
             August 2001                                $18,502,000

           3. CONSENT. Agent and Required Lenders hereby consent to Borrower's incurrence of the DDJ Indebtedness, and the payment of interest and fees in respect of the DDJ Indebtedness, pursuant to the terms of the DDJ Loan Agreement as in effect on April 30, 2001, and Borrower's granting of subordinated liens on the Collateral pursuant to the terms of the DDJ Security Agreement, as in effect on April 30, 2001, in each case subject to the terms of the Intercreditor Agreement.

           4. REPRESENTATIONS AND WARRANTIES. Borrower hereby affirms to Lenders and Agent that all of Borrower's representations and warranties set forth in the Agreement are true, complete and accurate in all material respects as of the date hereof (except to the extent such representations and warranties relate solely to an earlier date).

           5. WAIVERS; DEFAULTS. Agent and the Required Lenders hereby acknowledge that any Events of Default arising out of Borrower's failure (i) to meet the requirements of Section 6.5 (minimum Availability) at any time or times from January 1, 2001 through the date of this Amendment, or (ii) to meet the requirements of Section 7.20(b) (minimum Tangible Net Worth) as of November 30, 2000 and February 28, 2001 are hereby waived. The foregoing waivers are only for the dates specified, and Borrower at all times shall be required to comply with the other terms of the Loan Agreement, and shall be required to comply with the terms of Sections 6.5 and 7.20 (b) (as amended hereby) of the Loan Agreement at all other times. Borrower hereby affirms to Lenders and Agent that no Default or Event of Default exists as of the date hereof that has not been waived in the preceding sentence.

           6. CONDITIONS PRECEDENT. The effectiveness of this Amendment is expressly conditioned upon the following:

           (a) Receipt by Agent of fully executed copies of this Amendment;

           (b) Receipt by Agent of fully executed copies of the DDJ Intercreditor Agreement and copies of the documents evidencing the DDJ Indebtedness, in each case satisfactory in form and content to Agent; and

           (c) Payment of an amendment fee to Agent, for the pro rata account of Lenders, in the amount of $50,000.

           7. COSTS AND EXPENSES. Borrower shall pay to Agent all of Agent's out-of-pocket costs and expenses (including, without limitation, the reasonable fees and expenses of its counsel, which counsel may include any local counsel reasonably deemed necessary, search fees, filing and recording fees, documentation fees, appraisal fees, travel expenses, and other fees) arising in connection with the preparation, execution, and delivery of this Amendment and any related documents.

           8. LIMITED EFFECT. In the event of a conflict between the terms and provisions of this Amendment and the terms and provisions of the Agreement, the terms and provisions of this Amendment shall govern. In all other respects, the Agreement, as amended, modified, and supplemented hereby, shall remain in full force and effect.

           9. COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed and delivered shall be deemed to be an original. All such counterparts, taken together, shall constitute but one and the same Amendment. This Amendment shall become effective upon the execution of a counterpart of this Amendment by each of the parties hereto.

           IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above.


                              SAMUELS JEWELERS, INC.,
                              a Delaware corporation

                              By: /s/ Randy McCullough
                                  ----------------------------------------------
                              Title: President and CEO
                                     -------------------------------------------



                              FOOTHILL CAPITAL CORPORATION,
                              a California corporation, as Agent and as a Lender

                              By: /s/ Robert Castine
                                  ----------------------------------------------
                              Title: Vice President
                                     -------------------------------------------



                              LASALLE BUSINESS CREDIT, INC.,
                              a Delaware corporation

                              By: /s/ Herbert M. Kidd, II
                                  ----------------------------------------------
                              Title: SVP
                                     -------------------------------------------



                              SUNROCK CAPITAL CORP.,
                              a Delaware corporation

                              By: /s/ John D. Erwin
                                  ----------------------------------------------
                              Title: S.V.P.
                                     -------------------------------------------